OTHER OPERATING EXPENSE, NET (Tables)	12 Months Ended
Dec. 31, 2019
OTHER OPERATING EXPENSE, NET
Schedule of other operating expense, net

	Years ended December 31,
	2017	2018	2019
	RMB	RMB	RMB

Government grants(i)	4,893	7,539	6,911
Ineffective portion of change in fair value of cash flow hedges	(813)	(1,978)	(222)
Net realized and unrealized (loss)/gain on derivative financial instruments not qualified as hedging	(909)	191	(4,384)
Impairment losses on long-lived assets (ii)	(21,258)	(6,281)	(345)
Loss on disposal of property, plant, equipment and other non-current assets, net	(1,518)	(1,526)	(1,918)
Fines, penalties and compensations	(89)	(276)	(173)
Donations	(152)	(180)	(209)
Gain on remeasurement of interests in the Shanghai SECCO (Note 35)	3,941	—	—
Others	(649)	(2,849)	(96)
	(16,554)	(5,360)	(436)

Note:

(i)

Government grants for the years ended December 31, 2017, 2018 and 2019 primarily represent financial appropriation income and non-income tax refunds received from respective government agencies without conditions or other contingencies attached to the receipts of the grants.

(ii)

Impairment losses recognized on long-lived assets of the exploration and production (“E&P”) segments were RMB 13,556, RMB 4,274 and RMB 3 for the years ended December 31, 2017, 2018 and 2019, respectively. The impairment comprised RMB 12,611 RMB 4,274 on property, plant and equipment for the years ended December 31, 2017 and 2018, respectively, RMB 907 on investment in joint venture, RMB 21 on construction in progress and RMB 17 on available for sale financial assets for the year ended December 31, 2017, and RMB 3 on prepayments for the year ended December 31, 2019. E&P segment determines recoverable amounts of property, plant and equipment relating to oil and gas producing activities, which include significant judgements and assumptions. The recoverable amounts were determined based on the present values of the expected future cash flows of the assets using a pre-tax discount rate of 10.47%, 10.47% and 10.47% for the years ended December 31, 2017, 2018 and 2019, respectively. Further future downward revisions to the Group’s oil price outlook would lead to further impairments which, in aggregate, are likely to be material. It is estimated that a general decrease of 5% in oil price, with all other variables held constant, would result in additional impairment loss on the Group's properties, plant and equipment relating to oil and gas producing activities by approximately RMB 184. It is estimated that a general increase of 5% in operating cost, with all other variables held constant, would result in additional impairment loss on the Group's properties, plant and equipment relating to oil and gas producing activities by approximately RMB 180. It is estimated that a general increase of 5% in discount rate, with all other variables held constant, would result in additional impairment loss on the Group's properties, plant and equipment relating to oil and gas producing activities by approximately RMB 7. The primary factor resulting in the E&P segment impairment loss for the year ended December 31, 2018 was downward revision of oil and gas reserve in certain fields. The primary factors resulting in the E&P segment impairment loss for the year ended December 31, 2017 was downward revision of oil and gas reserve due to price change and high operating and development cost for certain oil fields.